Exhibit 10.2
AMENDED AND RESTATED GUARANTY
THIS AMENDED AND RESTATED GUARANTY (this “Guaranty”) is made as of December 16, 2022, by CIM URBAN PARTNERS, L.P., a Delaware limited partnership (“Existing Guarantor”), and CREATIVE MEDIA & COMMUNITY TRUST CORPORATION, a Maryland corporation (individually and collectively, jointly and severally, the “Guarantor”), for the benefit of JPMORGAN CHASE BANK, N.A., a national banking association, in its capacity as administrative agent for the benefit of the Lenders (as defined in the Credit Agreement described below) (in such capacity, “Administrative Agent”).
RECITALS
A.Pursuant to that certain Credit Agreement, dated as of October 30, 2018, as modified by that certain Modification Agreement, dated as of September 2, 2020, by and among 9460 WILSHIRE BLVD (BH) OWNER, L.P., a Delaware limited partnership (“9460 Wilshire Borrower”), CIM/11600 WILSHIRE (LOS ANGELES), LP, a Delaware limited partnership (“11600 Wilshire Borrower”), CIM/11620 WILSHIRE (LOS ANGELES), LP, a Delaware limited partnership (“11620 Wilshire Borrower”), 1130 HOWARD (SF) OWNER, L.P., a Delaware limited partnership (“1130 Howard Borrower”), CIM URBAN REIT PROPERTIES IX, L.P., a Delaware limited partnership (“CIM Urban REIT Borrower”), CIM/J STREET HOTEL SACRAMENTO, L.P., a California limited partnership (“Sacramento Hotel Borrower”) (collectively, the “Existing Borrower”), the financial institutions party thereto as “Lenders” (the “Existing Lenders”), and Administrative Agent (as heretofore amended, modified or supplemented from time to time, collectively, the “Existing Agreement”), Existing Lenders made available to Existing Borrower a revolving secured credit facility in the amount of $250,000,000, which included a letter of credit subfacility in the amount of $25,000,000 (the “Existing Facility”).
B.The Existing Facility is evidenced by one or more promissory notes dated as of October 30, 2018, executed by Existing Borrower payable to the order of Existing Lenders in the aggregate maximum principal amount of $250,000,000 (collectively, the “Existing Note”).
C.In connection with the Existing Facility, Existing Guarantor executed and delivered that certain Limited Guaranty dated as of October 30, 2018 in favor of Administrative Agent and Existing Lenders (the “Existing Guaranty”).
D.4750 Wilshire Blvd. (LA) Owner, LLC, a Delaware limited liability company (“4750 Wilshire Borrower”), and Lindblade Media Center (LA) Owner, LLC, a Delaware limited liability company (“Lindblade Borrower”), previously borrowers under the Existing Facility, have been released as borrowers under the Existing Facility, and the security instruments encumbering the real estate assets owned by 4750 Wilshire Borrower and Lindblade Borrower have been reconveyed.
E.Existing Borrower has requested that Administrative Agent and Lenders enter into that certain Amended and Restated Credit Agreement of even date herewith (as further amended, restated or otherwise modified from time to time, the “Credit Agreement”) to (i) join TWO KAISER PLAZA (OAKLAND) OWNER, LLC, a Delaware limited liability company (“Two Kaiser Plaza Borrower”), and CIM/J STREET GARAGE SACRAMENTO, L.P., a California limited partnership (“Sacramento Garage Borrower” and together with 9460 Wilshire Borrower, 11600 Wilshire Borrower, 11620 Wilshire Borrower, 1130 Howard Borrower, CIM Urban REIT Borrower, Sacramento Hotel Borrower, and Two Kaiser Plaza Borrower, individually or collectively, as the context may require, as “Borrower”) as joint and several co-borrowers under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), (ii) make available to Borrower a secured revolving credit facility in the initial amount of $150,000,000 and a secured term loan facility in the initial amount of $56,230,000, with a term that extends beyond the maturity of the Existing Facility, and (iii) make certain other changes to the Existing Facility on the terms and conditions set forth in the Credit Agreement. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement.
F.In connection with the modification of the Existing Facility pursuant to the Credit Agreement, the Existing Note is being amended and restated in its entirety by one or more new or amended and restated, promissory notes of even date herewith executed by Borrower payable to the order of Lenders in the aggregate maximum principal amount of $206,230,000 (as further amended, restated or otherwise modified from time to time, the “Note”).
G.The Existing Facility, as modified pursuant to the Credit Agreement, is referred to herein as the “Loan.”
H.As a condition to Administrative Agent’s and Lenders’ willingness to enter into the Credit Agreement, Administrative Agent and Lenders have required that Guarantor execute and deliver this Guaranty for the benefit of Administrative Agent and Lenders, which Guaranty amends and restates in its entirety the Existing Guaranty.
I.Guarantor is the owner of an indirect interest in each Borrower, and Guarantor will directly benefit from the Lenders making the Loan to Borrowers.
AGREEMENT
NOW, THEREFORE, as an inducement to Lenders to make the Loan to Borrowers, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor agrees with Administrative Agent, for the benefit of the Lenders, as follows:
1.Guaranty. Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Administrative Agent, for the benefit of the Lenders the full payment and performance of the Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise, which amounts shall be due and payable to Administrative Agent on demand (the obligations guaranteed pursuant to this Section 1 are hereinafter referred to as the “Guaranteed Obligations”). Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations and that Guarantor shall fully perform each and every term and provision hereof. This Guaranty is a guaranty of payment and not a guaranty of collection only. Administrative Agent shall not be required to exhaust any right or remedy or take any action against Borrower or any other Person or any collateral. Guarantor agrees that, as between Guarantor, on the one hand, and Administrative Agent and the Lenders, on the other hand, the Guaranteed Obligations may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards any Borrower and that in the event of a declaration or attempted declaration that such Guaranteed Obligations are due and payable by any Borrower, the Guaranteed Obligations shall immediately become due and payable by Guarantor for the purposes of this Guaranty.
2.Payments. All payments under this Guaranty shall be made to Administrative Agent in lawful money of the United States of America at Administrative Agent’s Office or such other location as Administrative Agent may designate in writing. Any amount payable under this

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Guaranty not paid when due and any judgment for such an amount and interest thereon shall bear interest at the Default Rate from the due date or such judgment date, respectively, until such amount and interest thereon are paid in full. Guarantor agrees to pay such interest on demand. All Guaranteed Obligations will be paid and performed by Guarantor without counterclaim, deduction, defense, deferment, reduction, or set-off.
3.Guaranty Absolute. Guarantor guarantees that the Guaranteed Obligations shall be paid strictly in accordance with the terms of the Loan Documents. The liability of Guarantor under this Guaranty is absolute and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any of the terms of any Loan Document, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, or failure to act by Administrative Agent or the Lenders with respect to, any other guaranty or support document, or any exchange, release or non perfection of, or failure to act by Administrative Agent or the Lenders with respect to, any collateral, for all or any of the Guaranteed Obligations; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of the Guaranteed Obligations or any Loan Document; (d) any change in the corporate existence, structure, or ownership of any Borrower; (e) without being limited by the foregoing, any lack of validity or enforceability of any Loan Document; and (f) any other setoff, recoupment, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Loan Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, any Borrower or any other guarantor.
4.Guaranty Irrevocable. This Guaranty is a continuing guaranty of the payment of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until the payment in full of all Guaranteed Obligations (other than contingent Obligations not yet due and payable) and Lenders’ commitments to lend under the Loan Documents have terminated.
5.Guarantor Waivers.
5.1Waiver of Certain Rights and Notices. To the fullest extent not prohibited by applicable law, except as specifically provided herein, Guarantor hereby waives and agrees not to assert or take advantage of (a) any right to require Administrative Agent or any Lender to proceed against or exhaust its recourse against Borrower, any other guarantor or endorser, or any security or collateral held by Administrative Agent (for the benefit of Lenders) at any time or to pursue any other remedy in its power before proceeding against Guarantor hereunder; (b) the defense of the statute of limitations in any action hereunder; (c) any defense that may arise by reason of (i) the incapacity, lack of authority, death or disability of any Borrower, Guarantor or any other or others, (ii) the revocation or repudiation hereof by Guarantor or the revocation or repudiation of any of the Loan Documents by Borrower or any other or others, (iii) the failure of Administrative Agent (on behalf of the Lenders) to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of any Borrower or any other or others, (iv) the unenforceability in whole or in part of any Loan Document, (v) Administrative Agent’s election (on behalf of the Lenders), in any proceeding instituted under the federal Bankruptcy Code, of the application of Section 1111(b)(2) of the federal Bankruptcy Code, or (vi) any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code; (d) presentment, demand for payment, protest, notice of discharge, notice of acceptance of this Guaranty, and indulgences and notices of any other kind whatsoever; (e) any defense based upon an election of remedies by Administrative Agent (on behalf of the Lenders) which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed

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against Borrower for reimbursement, or both; (f) any defense based upon any taking, modification or release of any collateral or guarantees for any of the Guaranteed Obligations, or any failure to perfect any security interest in, or the taking of or failure to take any other action with respect to any collateral securing payment or performance of the Guaranteed Obligations; (g) any right to require marshaling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any obligations to which it applies or may apply; and (h) any rights or defenses based upon an offset by Guarantor against any obligation now or hereafter owed to Guarantor by Borrower; it being the intention hereof that Guarantor shall remain liable hereunder to the extent set forth herein, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor, until the termination of this Guaranty under Section 4. Guarantor waives presentment, demand, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any of the Guaranteed Obligations and any other formality with respect to any of the Guaranteed Obligations or this Guaranty.
5.2Waiver of Certain Statutory Provisions.
5.2.1Guarantor further agrees that nothing contained herein shall prevent Administrative Agent or any Lender from suing on any Note or from exercising any rights available under any of the Loan Documents and that the exercise of any of such rights shall not constitute a legal or equitable discharge of Guarantor. If and to the extent applicable, without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits and defenses under California Civil Code (“CC”) Sections 2787-2855, inclusive, and 2899, 2953 and 3433, including, without limitation, the right to require Administrative Agent or any Lender to (a) proceed against Borrower or Guarantor or other pledgor, (b) proceed against or exhaust any security or collateral Administrative Agent or any Lender may hold, or (c) pursue any other right or remedy for the benefit of Guarantor. Guarantor hereby expressly waives, to the extent applicable, any and all benefits and defenses under (i) California Code of Civil Procedure (“CCP”) Section 580a which would otherwise limit such Guarantor’s liability after a non-judicial foreclosure sale to the difference between the obligations guaranteed herein and the value of the property or interest sold at such non-judicial foreclosure sale as determined by a fair value hearing or otherwise, (ii) CCP Sections 580b and 580d, which would otherwise limit Administrative Agent’s or any Lender’s right to recover a deficiency judgment with respect to purchase money obligations and after a non-judicial foreclosure sale, respectively, and (iii) CCP Section 726 which, among other things, would otherwise require Administrative Agent to exhaust all of its security before a personal judgment may be obtained or a deficiency judgment may be pursued and would limit Guarantor’s liability after a judicial foreclosure sale to the difference between the obligations guaranteed herein and the fair value of the property or interest sold at such judicial foreclosure sale. Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure, or by an acceptance of a deed in lieu of foreclosure, and notwithstanding enforcement of any other guaranty executed in connection with the Loan Documents, Guarantor shall remain bound under this Guaranty; provided, that Guarantor shall not be liable for and shall have no obligation hereunder with respect to any liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements arising from events or conditions that first occur or arise after (y) with respect to a given Borrowing Base Property, a foreclosure of the Loan, or a deed in lieu thereof, whereby the Administrative Agent or any Lender acquires title to such Borrowing Base Property; or (z) with respect to a given Borrowing Base Property, a receiver is appointed for such Borrowing Base Property, provided, however, that Guarantor’s liability shall be automatically reinstated upon any such foreclosure, appointment or conveyance being set aside, rescinded or invalidated. If and to the extent applicable, Guarantor acknowledges that it has been made aware of the provisions of CC

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Section 2856, has read and understands the provisions of that statute, has had the opportunity to seek the advice of its counsel as to the scope, purpose and effect of that statute, and based thereon, and without limiting the foregoing waivers, Guarantor agrees to waive all suretyship rights and defenses described in CC Section 2856(a). If and to the extent applicable, without limiting any other waivers herein, Guarantor hereby gives the following waivers with respect to CC Sections 2856(c) and (d).
5.2.2Guarantor waives all rights and defenses that Guarantor may have because the Borrowers’ debt is secured by real property. This means among other things:
(a)Administrative Agent (for the benefit of the Lenders) may collect from Guarantor without first foreclosing on any real or personal property pledged by any Borrower;
(b)if Administrative Agent (for the benefit of the Lenders) forecloses on any real property collateral pledged by any Borrower:
(i)the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and
(ii)Administrative Agent (for the benefit of the Lenders) may collect from Guarantor even if Administrative Agent, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from the Borrowers (or any of them).
This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Borrowers’ Obligations are secured by real property. If and to the extent applicable, these rights and defenses include, but are not limited to, any rights or defenses based on Sections 580a, 580b, 580d or 726 of the Code of Civil Procedure.
5.2.3Guarantor waives all rights and defenses arising out of an election of remedies by Administrative Agent (on behalf of the Lenders), or any Lender even though that election of remedies, such as non-judicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against the principal, to the extent applicable, by operation of Section 580d of the Code of Civil Procedure or otherwise.
5.3Waiver of Law and Equitable Principles Conflicting With This Guaranty. Guarantor waives any and all provisions of law and equitable principles that conflict with this Guaranty.
5.4Waiver of Any Guaranteed Obligation of Administrative Agent and Lenders to Inform Guarantor. Guarantor waives any right to require Administrative Agent or any Lender, and none of Administrative Agent nor any Lender, shall have any obligation, to provide to Guarantor any information concerning performance of the Guaranteed Obligations, the ability of Borrowers to perform the Guaranteed Obligations, or any other matter, regardless of what information Administrative Agent or any Lender may have from time to time.
5.5Waiver of Contribution, Exoneration, Indemnification, Reimbursement, Subrogation, and Other Rights Against Borrower and Guarantor. Guarantor waives any and all present and future claims, remedies, and rights of Guarantor against Borrowers, any other guarantor, the collateral, and any other property, interests in property, or rights to property of

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Borrowers or any other guarantor (a) arising from any performance by Guarantor hereunder, (b) arising from any application of any collateral or any other property, interests in property, or rights to property of Guarantor to payment or performance of the Guaranteed Obligations, or (c) otherwise arising in respect of the Loan Documents, regardless of whether such claims, remedies, and rights arise under any present or future agreement, document, or instrument or are provided by any law, ordinance, regulation, or rule (federal, state, or local) (including, without limitation, (i) any and all rights of contribution, exoneration, indemnity, reimbursement, and subrogation, and (ii) any and all rights to participate in the rights and remedies of Administrative Agent or any Lender against Borrowers, any other guarantor, and the collateral). Guarantor understands and acknowledges that Guarantor may, by reason of the foregoing waivers, incur a partially or totally non-reimbursable liability hereunder, nevertheless, Guarantor hereby authorizes and empowers Administrative Agent and each Lender to exercise, in its sole discretion, any right and remedies or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. For example, to the extent applicable, but without limiting the generality of the foregoing, under California law (CCP Section 580d as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d 40 (1968) which was decided prior to the enactment of CCP Section 2856), Guarantor could attempt to assert a defense to liability under this Guaranty if Administrative Agent forecloses non-judicially against real property security for the Obligations. By executing this Guaranty, Guarantor: (1) waives and relinquishes any such defense, (2) agrees that it will not assert that defense in any action or proceeding which Administrative Agent or any Lender may commence to enforce this Guaranty, and (3) acknowledges and agrees that Administrative Agent and each Lender is relying on this waiver in entering into the Loan Documents and making loans and advances thereunder, and that this waiver is a material part of the consideration which Administrative Agent and each Lender is receiving for making such loans and advances. If and to the extent applicable, without limiting the generality of the foregoing, Guarantor waives all rights and defenses arising out of an election of remedies by Administrative Agent or any Lender even though that election of remedies, such as non-judicial foreclosure with respect to security for a guaranteed obligation has destroyed such Guarantor’s rights of subrogation and reimbursement against Borrower by reason of the operation of CCP Section 580d or otherwise.
6.Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lenders on the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though the payment had not been made, whether or not Administrative Agent is in possession of this Guaranty.
7.Subrogation. Guarantor shall not exercise any rights which it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Guaranteed Obligations (other than contingent Obligations not yet due and payable) have been fully paid and the Lenders’ commitments to lend under the Loan Documents have terminated. If any amount is paid to Guarantor on account of subrogation rights under this Guaranty at any time when all the Guaranteed Obligations (other than contingent Obligations not yet due and payable) have not been paid in full, the amount shall be held in trust for the benefit of the Lenders and shall be promptly paid to Administrative Agent, for the benefit of the Lenders, to be credited and applied to the Guaranteed Obligations, whether matured or unmatured or absolute or contingent, in accordance with the terms of the Loan Documents. If Guarantor makes payment to Administrative Agent, for the benefit of the Lenders, of all or any part of the Guaranteed Obligations and all the Guaranteed Obligations (other than contingent Obligations not yet due and payable) are paid in full and the Loan Documents are no longer in effect, Administrative Agent shall, at Guarantor’s request, execute and deliver to Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by

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subrogation to Guarantor of the interest in the Guaranteed Obligations resulting from the payment.
8.Subordination. Without limiting Administrative Agent’s rights under any other agreement, any liabilities owed by Borrowers (or any of them) to Guarantor in connection with any extension of credit or financial accommodation by Guarantor to or for the account of any Borrower, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Guaranteed Obligations, and such liabilities of Borrowers to Guarantor, if Administrative Agent so requests, shall be collected, enforced and received by Guarantor as trustee for the Lenders and shall be paid over to Administrative Agent, for the benefit of the Lenders, on account of the Guaranteed Obligations but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.
9.Certain Taxes. The Guarantor further agrees that all payments to be made hereunder shall be subject to the provisions of Sections 3.01(a) and 3.01(c) of the Credit Agreement, and the Administrative Agent on behalf of itself and the Lenders further agrees that the Guarantor shall be entitled to all the benefits that Borrowers are entitled to under Sections 3.01(c)(ii), 3.01(f) and 3.01(g) of the Credit Agreement.
10.Representations and Warranties. Guarantor represents and warrants as of the date hereof that:
10.1this Guaranty has been authorized by all necessary action on the part of Guarantor and does not (a) contravene the terms of Guarantor’s Organization Documents, (b) conflict with or result in any breach or contravention of any Contractual Obligation to which Guarantor is a party or affecting Guarantor or the properties of Guarantor, which would reasonably be expected to have a Material Adverse Effect, (c) materially conflict with or result in any material breach or contravention of any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Guarantor or its property is subject or (d) violate any material Law in any material respect;
10.2this Guaranty is the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or by general equitable principles relating to enforceability (regardless of whether enforcement is sought at law or equity); and
10.3in executing and delivering this Guaranty, Guarantor has (a) without reliance on Administrative Agent or any Lender or any information received from Administrative Agent or any Lender and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and each Borrower, each Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, Borrowers or the obligations and risks undertaken herein with respect to the Guaranteed Obligations; (b) adequate means to obtain from Borrowers on a continuing basis information concerning Borrowers; (c) full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents; and (d) not relied and will not rely upon any representations or warranties of Administrative Agent or any Lender not embodied herein or in any Loan Document or any acts heretofore or hereafter taken by Administrative Agent or any Lender (including but not limited to any review by Administrative Agent or any Lender of the affairs of Borrowers).

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11.Guarantor Covenants. Guarantor agrees that:
11.1Financial Covenants. Guarantor shall comply in all respects with Section 6.20 of the Credit Agreement.
11.2Books and Records. Guarantor shall furnish or cause to be furnished to Administrative Agent the financial statements, certificates and other information described in Section 6.01 of the Loan Agreement as and when required by Section 6.01.
11.3Keeping Informed About Borrower and Transaction. Guarantor will keep itself informed concerning each Borrower’s performance of its Guaranteed Obligations under the Loan Documents, the financial condition of each Borrower, and the ability of each Borrower to perform the Guaranteed Obligations.
12.Remedies Generally. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law.
13.Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of Guarantor against any and all of the Guaranteed Obligations then owed to such Lender or Affiliate, irrespective of whether or not such Lender shall have made any demand under this Guaranty, provided that such Lender shall promptly provide notice to Guarantor of any such set off or application, as applicable. The rights of each Lender under this Section 13 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.
14.Formalities. Guarantor waives presentment, demand, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any of the Guaranteed Obligations and any other formality with respect to any of the Guaranteed Obligations or this Guaranty.
15.Amendments and Waivers. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by Administrative Agent, and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Administrative Agent to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.
16.Expenses. Guarantor shall reimburse Administrative Agent and the Lenders on demand for reasonable out-of-pocket costs, expenses and charges (including without limitation the reasonable and documented fees, charges and disbursements of one outside legal counsel for Administrative Agent and the Lenders and, if reasonably deemed necessary by Administrative Agent, one local counsel retained in each jurisdiction in which any Project is located) that are actually incurred by Administrative Agent and the Lenders in connection with the performance or enforcement of this Guaranty. The obligations of Guarantor under this Section shall survive the termination of this Guaranty.
17.Assignment. This Guaranty shall be binding on, and shall inure to the benefit of Guarantor, Administrative Agent, the Lenders and their respective successors and assigns; provided that Guarantor may not assign or transfer its rights or obligations under this Guaranty without the prior written consent of Administrative Agent and each Lender (which consent may

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be given or withheld by Administrative Agent and each Lender, respectively, in its sole and absolute discretion). Without limiting the generality of the foregoing: (a) the obligations of Guarantor under this Guaranty shall continue in full force and effect and shall be binding on any successor partnership and on previous partners and their respective estates if Guarantor is a partnership, regardless of any change in the partnership as a result of death, retirement or otherwise; and (b) Administrative Agent and each Lender may assign, sell participations in or otherwise transfer its rights under the Loan Documents to any other Person subject to, and in accordance with, the terms of the Credit Agreement, and, upon any such assignment or other transfer of rights under the Loan Documents to such other Person, such other Person shall then become vested with all the rights granted to Administrative Agent or such Lender, as applicable, in this Guaranty or otherwise.
18.Captions. The headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction of this Guaranty.
19.Notices. All notices or other written communications hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, as follows:

To Administrative Agent:	To Guarantor:
JPMorgan Chase Bank, N.A.
10 South Dearborn, Fl. 07
Mail Code: IL1-0010
Chicago, IL 60603
Attention: Commercial Loan Services
with a copy to:

JPMorgan Chase Bank, N.A.
8501 N. Scottsdale Road, Suite 240
Scottsdale, AZ 85253
Attention: Ryan Dempsey

c/o CIM Group, L.P.
4700 Wilshire Boulevard
Los Angeles, CA 90010
Attention: Chief Financial Officer and General Counsel

with a copy to:

Sullivan & Cromwell
125 Broad Street
New York, NY 10004
Attention: Ari Blaut, Esq.

Guarantor and Administrative Agent may change its address or telecopy number for notices and other communications hereunder by notice to the other party. All notices and other communications given to Guarantor or Administrative Agent in accordance with the provisions of this Guaranty shall be deemed to have been given on the date of receipt.
20.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The provisions of Section 10.14 (Governing Law; Jurisdiction; Etc.) and 10.15 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference and shall apply to Administrative Agent, Lenders, Guarantor and the terms and provisions of this Guaranty mutatis mutandis.
21.Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

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22.ENTIRETY. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS EXECUTED BY GUARANTOR EMBODY THE FINAL, ENTIRE AGREEMENT OF GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS EXECUTED BY GUARANTOR ARE INTENDED BY GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS HEREOF AND THEREOF, AND NO COURSE OF DEALING AMONG GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT EXECUTED BY GUARANTOR. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR, ADMINISTRATIVE AGENT, AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF.
23.Reserved.
24.WAIVER OF SPECIAL DAMAGES. Guarantor agrees that neither Administrative Agent, nor any Lender shall have any liability to Guarantor (whether sounding in tort, contract or otherwise) for losses suffered by Guarantor in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless such losses result from the gross negligence, bad faith or willful misconduct of Administrative Agent or any Lender or from a breach of any Loan Document by Administrative Agent or any Lender. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, GUARANTOR SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST ADMINISTRATIVE AGENT AND EACH OF THE LENDERS ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, THE OBLIGATIONS OR THE USE OF THE PROCEEDS THEREOF.
25.ACKNOWLEDGMENT. GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN AFFORDED THE OPPORTUNITY TO READ THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS CAREFULLY AND TO REVIEW IT WITH AN ATTORNEY OF GUARANTOR’S CHOICE BEFORE SIGNING IT. GUARANTOR ACKNOWLEDGES HAVING READ AND UNDERSTOOD THE MEANING AND EFFECT OF THIS DOCUMENT BEFORE SIGNING IT.
26.ECP RULES. Guarantor shall not be deemed to be a guarantor of any Swap Obligations if Guarantor is not an “Eligible Contract Participant” as defined in §1(a)(18) of the Commodity Exchange Act and the applicable rules issued by the Commodity Futures Trading Commission and/or the Securities and Exchange Commission (collectively, and as now or hereafter in effect, the “ECP Rules”) to the extent that the providing of such guaranty by Guarantor would violate the ECP Rules or any other applicable law or regulation. This paragraph shall not affect any Guaranteed Obligations of Guarantor other than Swap Obligations, nor shall it affect the Guaranteed Obligations of Guarantor who qualifies as an “Eligible Contract Participant.”

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27.No Recourse. Notwithstanding anything to the contrary in this Guaranty, none of (a) any present or future Constituent Member (as hereinafter defined) in Guarantor, or (b) any present or future officer, director, employee, trustee, beneficiary, advisor, principal, participant, representative or agent of or in Guarantor or of or in any person that is or becomes a Constituent Member in Guarantor, shall have any personal liability, directly or indirectly, under or in connection with this Guaranty, and by accepting this Guaranty, Administrative Agent on behalf of itself and the Lenders hereby waives any and all such personal liability. As used in this Guaranty, the term “Constituent Member” shall mean (y) any direct shareholder, member or limited partner in Guarantor, and (z) any person that, indirectly through one or more other corporations, limited liability companies, partnerships, or other entities, is a shareholder, member or limited partner in Guarantor.
28.Multiple Guarantors.
28.1Each Guarantor agrees that it is jointly and severally liable for the payment of all obligations arising under this Guaranty, and that such liability is independent of the obligations of any other Guarantor and Administrative Agent may bring an action against any Guarantor, whether an action is brought against any other Guarantor.
28.2Each Guarantor agrees that any release which may be given by Administrative Agent to any other Guarantor will not release such Guarantor from its obligations under this Guaranty.
28.3Each Guarantor waives any right to assert against Administrative Agent and any Lender, any defense, setoff, counterclaim or claim that such Guarantor may have against any other Guarantor or any other party liable for the obligations of any Guarantor under this Guaranty.
28.4Each Guarantor agrees that it is solely responsible for keeping itself informed as to the financial condition of each other Guarantor and of all circumstances which bear upon the risk of nonpayment. Each Guarantor waives any right it may have to require Administrative Agent or any Lender to disclose to such Guarantor any information that Administrative Agent or any Lender may now or hereafter acquire concerning the financial condition of any other Guarantor.
28.5Until all obligations of each Guarantor under this Guaranty have been paid in full, each Guarantor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code of the United States or any successor statute, that such Guarantor may now or hereafter have against any other Guarantor with respect to the indebtedness incurred under this Guaranty. Each Guarantor hereby waives any election of remedies by Administrative Agent and Lenders that impairs any subrogation or other right of such Guarantor to proceed against any other Guarantor.
29.Amendment and Restatement; No Novation. This Guaranty constitutes an amendment, restatement, replacement, and consolidation of the Existing Guaranty effective from and after the date hereof. On the date hereof, this Guaranty will amend, restate, replace, supersede, and consolidate the Existing Guaranty and the terms and conditions thereof described in this Guaranty are not intended to be, and shall not constitute, a novation or an accord and satisfaction of any obligations owing to Administrative Agent or Lenders under the Existing Guaranty. On the date hereof, all obligations of Guarantors outstanding as of such date under the Existing Guaranty shall be deemed to be obligations of the Guarantors as described herein or in any other Loan Document without further action by any Person and all references in any Loan

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Document to the “Guaranty”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Existing Guaranty shall mean this Guaranty.
[Signature Page Follows.]

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTOR:

CIM URBAN PARTNERS, L.P.,
a Delaware limited partnership

By:    Urban Partners GP, LLC,
    a Delaware limited liability company,
    its general partner

    By: /s/ David Thompson .
    Name: David Thompson
    Title: Vice President and Chief Financial Officer

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION, a Maryland corporation By: /s/ David Thompson . Name: David Thompson Title: Vice President and Chief Financial Officer

[Signature Page to Amended and Restated Guaranty]